     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 24, 2000
                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM S-1

                             REGISTRATION STATEMENT

                                   UNDER THE

                             SECURITIES ACT OF 1933

                         ------------------------------

                        INTERMUNE PHARMACEUTICALS, INC.

             (Exact name of registrant as specified in its charter)

           DELAWARE                        8731                    99-3296648
 (State or other jurisdiction        (Primary Standard          (I.R.S. Employer
              of                        Industrial            Identification No.)
incorporation or organization)  Classification Code Number)

                         ------------------------------

                               1710 GILBRETH ROAD
                                   SUITE 301
                              BURLINGAME, CA 94010
                                 (650) 409-2020

         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                         ------------------------------

                            W. SCOTT HARKONEN, M.D.
                     CHIEF EXECUTIVE OFFICER AND PRESIDENT
                               1710 GILBRETH ROAD
                                   SUITE 301
                              BURLINGAME, CA 94010
                                 (650) 409-2033

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                         ------------------------------

                                   COPIES TO:

              ALAN C. MENDELSON, ESQ.                              JONATHAN L. KRAVETZ, ESQ.
                 COOLEY GODWARD LLP                                 EDWARD P. GONZALES, ESQ.
               FIVE PALO ALTO SQUARE                  MINTZ, LEVIN, COHN, FERRIS, GLOVSKY AND POPEO, P.C.
                3000 EL CAMINO REAL                                   ONE FINANCIAL CENTER
                PALO ALTO, CA 94306                                     BOSTON, MA 02111
                  (650) 843-5000                                        (617) 542-6000

                         ------------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

                         ------------------------------

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering./X/

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                         ------------------------------

                        CALCULATION OF REGISTRATION FEE

                                                                    MAXIMUM
                   TITLE OF EACH CLASS OF                          AGGREGATE            AMOUNT OF
                SECURITIES TO BE REGISTERED                    OFFERING PRICE(1)    REGISTRATION FEE
Common stock, $0.001 par value per share....................      $23,575,000            $6,224

(1) Calculated pursuant to Rule 457(o) under the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

    This registration statement is being filed in order to register additional shares of Common Stock of InterMune Pharmaceuticals, Inc. for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended. A Registration Statement on Form S-1 (File No. 333-96029), as amended (the "Prior Registration Statement"), was declared effective by the Securities and Exchange Commission on March 23, 2000. The contents of the Prior Registration Statement are hereby incorporated by reference.

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

    (A) EXHIBITS.

EXHIBIT
NUMBER                  DESCRIPTION OF DOCUMENT
---------------------   -----------------------
       5.1              Opinion of Cooley Godward LLP.
      23.1              Consent of Ernst & Young LLP, Independent Auditors.
      23.2              Consent of Cooley Godward LLP. Reference is made to
                        Exhibit 5.1.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Santa Clara, State of California, on the 24th day of March, 2000.

                                                     INTERMUNE PHARMACEUTICALS, INC.

                                                     By:             /s/ TIMOTHY P. LYNCH
                                                         --------------------------------------------
                                                                       Timothy P. Lynch
                                                          VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

                     SIGNATURES                                   TITLE                   DATE
                     ----------                                   -----                   ----

                                                       President and Chief
                          *                              Executive Officer and
     -------------------------------------------         Director (principal        March 24, 2000
                  W. Scott Harkonen                      executive officer)

                                                       Vice President and Chief
                /s/ TIMOTHY P. LYNCH                     Financial Officer
     -------------------------------------------         (principal financial and   March 24, 2000
                  Timothy P. Lynch                       accounting officer)

                          *
     -------------------------------------------       Director                     March 24, 2000
                   James I. Healy

                          *
     -------------------------------------------       Director                     March 24, 2000
                   Edgar Engleman

                          *
     -------------------------------------------       Director                     March 24, 2000
                   John L. Higgins

                          *
     -------------------------------------------       Director                     March 24, 2000
                   Wayne Hockmeyer

                     SIGNATURES                                   TITLE                   DATE
                     ----------                                   -----                   ----

                          *
     -------------------------------------------       Director                     March 24, 2000
                  Jonathan S. Leff

                          *
     -------------------------------------------       Director                     March 24, 2000
                  Nicholas J. Simon

*                    /s/ TIMOTHY P. LYNCH
           -----------------------------------------
                       Timothy P. Lynch
                       ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

       5.1              Opinion of Cooley Godward LLP.
      23.1              Consent of Ernst & Young LLP, Independent Auditors.
      23.2              Consent of Cooley Godward LLP. Reference is made to
                        Exhibit 5.1.